Exhibit 99.1

Kaiser Aluminum Appoints Keith A. Harvey President and Chief Operating Officer

FOOTHILL RANCH, Calif., January 5, 2016 - Kaiser Aluminum Corporation (NASDAQ:KALU) today announced the appointment of Keith A. Harvey as President and Chief Operating Officer. Mr. Harvey has served as the Company’s Executive Vice President - Fabricated Products since June 2014 with full responsibility for the sales, marketing, manufacturing and advanced engineering functions of the Company’s Fabricated Products business.

“Keith’s new appointment reflects his current role and responsibilities and recognizes his performance and contribution to the Company’s success,” said Jack A. Hockema, CEO and Chairman. “For the past twenty years Keith has been instrumental in the Company’s growth and transformation to a position of industry leadership in its chosen end markets. He is well-regarded within the industry and has the respect of his peers and management throughout the Company. I look forward to continuing to work with Keith in his new capacity as we execute on our strategic initiatives for growth and efficiency, further strengthening the Company’s competitive position for longer term profitability and shareholder value creation.”

Mr. Harvey joined the Company in 1981 as an industrial engineer and has held positions of increasing responsibility in engineering and sales at several locations of the Company and was named vice president in 1994. He holds a Bachelor of Science degree in Industrial Engineering from West Virginia University.

In addition to the appointment of Mr. Harvey, the Company’s Board of Directors has approved an extension of Mr. Hockema’s employment agreement through December 31, 2018.

Company Description

Kaiser Aluminum Corporation, headquartered in Foothill Ranch, Calif., is a leading producer of semi-fabricated specialty aluminum products, serving customers worldwide with highly-engineered solutions for aerospace and high-strength, custom automotive, general engineering, and other industrial applications. The Company's North American facilities produce value-added sheet, plate, extrusions, rod, bar, tube, and wire products, adhering to traditions of quality, innovation, and service that have been key components of the culture since the Company was founded in 1946. The Company's stock is included in the Russell 2000® index and the S&P Small Cap 600® index.

Available Information

For more information, please visit the Company's website at www.kaiseraluminum.com. The website includes a section for investor relations under which the Company provides notifications of news or announcements regarding its financial performance, including Securities and Exchange Commission (SEC) filings, investor events, and earnings and other press releases. In addition, all Company filings submitted to the SEC are available through a link to the section of the SEC's website at www.sec.gov, which includes: Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements for the Company's annual stockholders' meetings, and other information statements as filed with the SEC. In addition, the Company provides a webcast of its quarterly earnings calls and certain events in which management participates or hosts with members of the investment community.

Forward-Looking Statements

This press release contains statements based on management's current expectations, estimates and projections that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 involving known and unknown risks and uncertainties that may cause actual results, performance or achievements of the Company to be materially different from those expressed or implied. Kaiser Aluminum cautions that such forward-looking statements are not guarantees of future performance or events and involve significant risks and uncertainties and actual events may vary materially from those expressed or implied in the forward-looking statements as a result of various factors. These factors include: (a) the ability of the Company to identify and execute initiatives for growth and efficiency; (b) changes in economic or aluminum industry business conditions generally, including supply, demand and credit conditions and conditions in the markets served by the Company, including aerospace, defense, general engineering, custom automotive, distribution and other markets; (c) the Company’s ability to achieve the level of profitability or other benefits anticipated by management, including those anticipated from the Company’s strategic investments and initiatives; and (d) other risk factors summarized in the Company's reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2014.

The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

Investor Relations and Public Relations Contact:
Melinda C. Ellsworth
Kaiser Aluminum Corporation
(949) 614-1757